NAMSA NATO MAINTENANCE AND SUPPLY AGENCY AGENCE OTAN D'ENTRETIEN ET D'APPROVISIONNEMENT

CONTRACT NAMSA : LZ-CYA-01	SUPPLEMENTAL AGREEMENT n°: 1 (One)

DRAFTED BY : D. CARON	EFFECTIVE DATE : 28 July 2008

CONTRACTOR :

FAK27
CYALUME TECHNOLOGIES SA
295 rue Mayor de Montricher
Z.I. Milles
B.P. 435
F-13591 AIX-EN-PROVENCE Cedex 3

Attn: Nathalie Rizzo, CEO

SUBJECT :      Additional items

I.	The parties to the above-numbered contract hereby agree to modify subject contract as follows:

The six "Phthalate Free items" listed in Annex A to this Supplemental Agreement are added to subject contract

II. Except as hereby modified, either expressly or by necessary implication, all terms, covenants, and conditions of the contract affected shall continue in full force and effect. IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the day and year first above written.

Note: Two (2) copies of this Supplemental Agreement are included. Please sign both copies. Retain one (1) and return one (1) to NAMSA.

CONTRACTOR CYALUME TECHNOLOGIES SA	NORTH ATLANTIC TREATY ORGANIZATION NATO MAINTENANCE AND SUPPLY AGENCY (NAMSA)

SIGNATURE:	SIGNATURE:

/s/ Nathalie Rizzo	***

DATE: 5 August 2008	DATE: 28 July 2008

TYPED NAME AND TITLE:	TYPED NAME AND TITLE:

Nathalie Rizzo CEO	*** Senior Procurement Officer NATO Cooperative Logistics Programme

L-8302 CAPELLEN (G.D. LUXEMBOURG)
Tel.	: (+352) 3063-(+ext.)
Fax	: (+352) 3063-4300
e-mail	: namsapp@namsa.nato.int

*** - Confidential treatment requested. Confidential portions of this agreement have been redacted and have been separately filed with the Commission.

7/29/2008	NATO UNCLASSIFIED PAGE 1 of 1

LZ CYA 01 Supplemental Agreement n°. 1

	PART NO.	FORMULATION	ITEM NAME	CASE COUNT	New NSN	Namsa Price	Public Price	lead time in days*
1	***	***	***	***		***	***	30
2	***	***	***	***		***	***	30
3	***	***	***	***		***	***	30
4	***	***	***	***		***	***	30
5	***	***	***	***		***	***	30
6	***	***	***	***		***	***	30
7	***	***	***	***		***	***	30
8	***	***	***	***		***	***	30
9	***	***	***	***		***	***	30
10	***	***	***	***		***	***	30
11	***	***	***	***		***	***	30
12	***	***	***	***		***	***	30
13	***	***	***	***		***	***	30
14	***	***	***	***		***	***	30
15	***	***	***	***		***	***	30
16	***	***	***	***		***	***	30
17	***	***	***	***		***	***	30
18	***	***	***	***		***	***	30

*	For quantities <20K pcs. Add 30 days per increments of 50K pcs.
Incoterms:
FCA (Cyalume, France) <20K pcs, DDU >20K pcs to Liaison Officers Bay or Ex Works to any other location Same customer ordering different parts on same day: add quantities to calculate lead time and incoterms
*** - Confidential treatment requested. Confidential portions of this agreement have been redacted and have been separately filed with the Commission.